UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2004

Visteon Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	115827	38-3519512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17000 Rotunda Drive, Dearborn, MI		48120
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(313) 755-9111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

This amendment updates the disclosure to Item 5.02 of the Current Report on Form 8-K of the Registrant dated September 9, 2004, related to the apointment of Patricia L. Higgins and James D. Thornton to the Registrant's Board of Directors. On October 6, 2004, Ms. Higgins was appointed to the Registrant's Corporate Governance and Nominating Committee and Organization and Compensation Committee, and Mr. Thorton was appointed to the Registrant's Audit Committee and Corporate Responsibility Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Visteon Corporation (Registrant)

October 12, 2004	By:	Stacy L. Fox

Name: Stacy L. Fox
Title: Senior Vice President, General Counsel and Secretary